Exhibit T3A6

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

Heckmann Water Resources (CVR), Inc.

Filing Number: 801028941

Certificate of Conversion	September 15, 2008
Certificate of Amendment	July 20, 2009
Certificate of Correction	July 29, 2009
Public Information Report (PIR)	December 31, 2009
Public Information Report (PIR)	December 31, 2009
Public Information Report (PIR)	December 31, 2010
Certificate of Amendment	March 09, 2011
Certificate of Assumed Business Name	April 07, 2011
Public Information Report (PIR)	December 31, 2011

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on August 22, 2011.

Hope Andrade Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 385093280004

Form 643 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: See instructions	Certificate of Conversion of a Limited Partnership Converting to a Corporation	This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
SEP 15 2008
Corporations Section

[ILLEGIBLE]

The name of the converting limited partnership is:

Complete Vacuum and Rental, LP

The jurisdiction of formation of the limited partnership is:

The date of formation of the limited partnership is: Formation document filed simultaneously with Certificate of Conversion

The file number, if any, issued to the limited partnership by the secretary of state is: See above

[ILLEGIBLE]

The limited partnership named above is converting to a: ☒ for-profit corporation ☐ professional corporation ☐ nonprofit corporation. The name of the corporation is:

Complete Vacuum and Rental, Inc.

The corporation will be formed under the laws of: the State of Texas

☒ The plan of conversion is attached.

If the plan of conversion is not attached, the following statements must be completed.

☐ Instead of attaching the plan of conversion, the limited partnership certifies to the following statements:

A signed plan of conversion is on file at the principal place of business of the limited partnership, the converting entity. The address of the principal place of business of the partnership is:

Street or Mailing Address	City	State	Country	Zip Code

A signed plan of conversion will be on file after the conversion at the principal place of business of the corporation, the converted entity. The address of the principal place of business of the corporation is:

Street or Mailing Address	City	State	Country	Zip Code

A copy of the plan of conversion will be furnished on written request without cost by the converting

Form 643	4

entity before the conversion or by the converted entity after the conversion to any owner or member of the converting or converted entity.

[ILLEGIBLE]

☒ The converted entity is a Texas corporation. The certificate of formation of the Texas corporation is attached to this certificate either as an attachment or exhibit to the plan of conversion, or as an attachment or exhibit to this certificate of conversion if the plan has not been attached to the certificate of conversion.

[LLEGIBLE]

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the converting entity.

[ILLEGIBLE]

A. ☒ This document becomes effective when the document is accepted and filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

[ILLEGIBLE]

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 8/22/08

Signature and title of authorized person on behalf of the converting entity

Form 643	5

COMPLETE VACUUM AND RENTAL, LP

PLAN OF CONVERSION TO CORPORATION

1.	The respective names of the converting and converted entities are:

Converting Entity: Complete Vacuum and Rental, LP

Converted Entity: Complete Vacuum and Rental, Inc.

2.	Complete Vacuum and Rental, LP is continuing its existence in the organizational form of Complete Vacuum and Rental, Inc., a Texas Corporation.

3.	The converted entity is to be a Corporation that will be organized under the laws of Texas.

4.	The partnership interests held by the partners in the converting entity, Complete Vacuum and Rental, LP, will be converted to shares in the converted entity, Complete Vacuum and Rental, Inc., as follows:

Name of Partner	Percentage Interest in Partnership	Number of Shares In Converted Entity
Steve Kent	37.5%	1000
Joseph Kent	25%	1000
Jana Kent	37.5%	1000

5.	Jana Kent, who serves as general partner of the converting entity, Complete Vacuum and Rental, LP, will be designated as manager of the converted converted entity, Complete Vacuum and Rental, Inc.

6.	This plan of conversion is adopted under the authority of the Right to Convert Amendment to the Agreement of Partnership of Complete Vacuum and Rental, LP, and Section 11.6 of said agreement.

Executed in multiple counterparts, at the office of Complete Vacuum & Rental, L.P. at 1607 NE Loop, Carthage, Texas, by the Partners of Complete Vacuum and Rental, LP, on the date indicated with their respective signatures below.

PARTNER:	/s/ Steve Kent
STEVE KENT
Date: 8-19-08

PARTNER:	/s/ Joseph Kent
JOSEPH KENT
Date: 8-19-08

PARTNER:	/s/ Jana Kent
JANA KENT
Date: 8-19-08

Form 201	Certificate of Formation For-profit Corporation	This space reserved for office use.
(Revised 1/06)
Return in duplicate to:		FILED
Secretary of State		In the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		SEP 15 2008
512 463-5555 FAX: 512/463-5709 Filing Fee: $300		Corporations Section

[ILLEGIBLE]

The filing entity being formed is a for-profit corporation. The name of the entity is:

Complete Vacuum and Rental, Inc.

The name must contain the word “corporation,” “company,” “ incorporated,” “limited” or an abbreviation of one of these terms.

[ILLEGIBLE]

☐ A. The initial registered agent is an organization (cannot be entity named above) by the name of:

OR

☒ B. The initial registered agent is an individual resident of the state whose name is set forth below:

Steve		Kent
First Name	M.I.	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

1607 NE Loop	Carthage	TX	75633
Street Address	City	State	Zip Code

[ILLEGIBLE]

The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Director 1

Steven		Kent			II
First Name	M.l.	Last Name			Suffix

1607 NE Loop	Carthage		TX	75633	USA
Street or Mailing Address	City		State	Zip Code	Country

Form 201	4

Director 2

Joseph		Kent
First Name	M.I.	Last Name			Suffix

1607 NE Loop	Carthage		TX	75633	USA
Street or Mailing Address	City		State	Zip Code	Country

Director 3

Jana		Kent
First Name	M.I.	Last Name			Suffix

1607 NE Loop	Carthage		TX	75633	USA
Street or Mailing Address	City		State	Zip Code	Country

[ILLEGIBLE]

The total number of shares the corporation is authorized to issue is: 3000

☒ A. The par value of each of the authorized shares is: $1.00

OR

☐ B. The shares shall have no par value.

If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, the par value (or statement of no par value), and the preferences, limitations, and relative rights of each class is the space provided for supplemental information on this form.

[ILLEGIBLE]

The purpose for which the corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

[ILLEGIBLE]

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

1. The entity being formed / the newly converted entity—Complete Vacuum and Rental, Inc. — is formed/converted under a plan of conversion, which is has been filed with the Office of the Secretary of State, for the State of Texas (“TX SOS”), and a copy of which is attached hereto.

2. As set forth in the Certificate of Conversion filed with the TX SOS, the converting / prior entity is: Complete Vacuum and Rental, LP; a limited partnership; located at 1607 N.E. Loop, Carthage, Texas, 75633, USA; the Certificate of Formation for which was filed with the TX SOS on September 15, 2008; formed under the laws of the State of Texas.

Form 201	5

[ILLEGIBLE]

The name and address of the organizer:

Eric E. Wolfgang

Name

901 Main Street, Suite 4100	Dallas	TX	75202
Street or Mailing Address	City	State	Zip Code

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

[ILLEGIBLE]

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 9/15/08

Form 201	6

Form 424
(Revised 01/06)
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697	FILED In the Office of the Secretary of State of Texas JUL 20 2009
512 463-5555 FAX: 512/463-5709	Corporations Section
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

Complete Vacuum and Rental, Inc.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

For-profit Corporation	Professional Corporation

Nonprofit Corporation	Professional Limited Liability Company

Cooperative Association	Professional Association

Limited Liability Company	Limited Partnership

The file number issued to the filing entity by the secretary of state is: 801028941

The date of formation of the entity is: September 15, 2008

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Received JUL 20 2009 Secretary of State

Registered Agent

(Complete either A or B, but not both. Also complete C.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Pursuant to resolution, the board of directors consists solely of Steven Kent II, 1607 NE Loop, P.O. Box 630, Carthage, Texas 75633 and Jana Kent, 1607 NE Loop, P.O. Box 630, Carthage, Texas.

Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C)

A. This document becomes effective when the document is filed by the secretary of state.

B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 7/17/09

Form 403	Certificate of Correction	This space reserved for office use.
(Revised 01/08)
Return in duplicate to:		FILED
Secretary of State		In the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697 512 463-5555		JUL 29 2009 Corporations Section
FAX: 512/463-5709
Filing Fee: $15

Entity Information

1. The name of the filing entity is:

Complete Vacuum & Rental, Inc.

State the name of the entity as currently shown in the records of the secretary of state. If the certificate of correction corrects the name of the entity, state the present name and not the name as it will be corrected.

The file number issued to the filing entity by the secretary of state is: 801028941

Filing Instrument to be Corrected

2. The filing instrument to be corrected is: Plan of Conversion to Corporation

The date the filing instrument was filed with the secretary of state:	08-22-08
mm/dd/yyyy

Identification of Errors and Corrections

(Indicate the errors that have been made by checking the appropriate box or boxes; then provide the corrected text.)

☐ The entity name is inaccurate or erroneously stated. The corrected entity name is:

☐ The registered agent name is inaccurate or erroneously stated. The corrected registered agent name is:

Corrected Registered Agent

(Complete either A or B, but not both.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

First	Middle	Last Name	Suffix

Form 403	3

☐ The registered office address is inaccurate or erroneously stated. The corrected registered office address is:

Corrected Registered Office Address

TX
Street Address (No P.O. Box)	City	State	Zip Code

☐ The purpose of the entity is inaccurate or erroneously stated. The purpose is corrected to read as follows:

☐ The period of duration of the entity is inaccurate or erroneously stated.

The period of duration is corrected to read as follows:

Identification of Other Errors and Corrections

(Indicate the other errors and corrections that have been made by checking and completing the appropriate box or boxes.)

☐ Other errors and corrections. The following inaccuracies and errors in the filing instrument are corrected as follows:

☒ Add Each of the following provisions was omitted and should be added to the filing instrument. The identification or reference of each added provision and the full text of the provision is set forth below.

☒ Alter The following identified provisions of the filing instrument contain inaccuracies or errors to be corrected. The full text of each corrected provision is set forth below:

Regarding the Plan of Conversion dated September 15, 2008, Complete Vacuum & Rental, Inc. amends the number of shares in converted entity of redeemed share holder Josep Kent, according to the attached document.

☐ Delete Each of the provisions identified below was included in error and should be deleted.

Form 403	4

☐ Defective Execution The filing instrument was defectively or erroneously signed, sealed, acknowledged or verified. Attached is a correctly signed, sealed, acknowledged or verified instrument.

Statement Regarding Correction

The filing instrument identified in this certificate was an inaccurate record of the event or transaction evidenced in the instrument, contained an inaccurate or erroneous statement, or was defectively or erroneously signed, sealed, acknowledged or verified. This certificate of correction is submitted for the purpose of correcting the filing instrument.

Correction to Merger, Conversion or Exchange

The filing instrument identified in this certificate of correction is a merger, conversion or other instrument involving multiple entities. The name and file number of each entity that was a party to the transaction is set forth below. (If the space provided is not sufficient, include information as an attachment to this form.)

Complete Vacuum and Rental LP	801028936
Entity name	SOS file number

Complete Vacuum and Rental, Inc.	8010 28941
Entity name	SOS file number

Effectiveness of Filing

After the secretary of state files the certificate of correction, the filing instrument is considered to have been corrected on the date the filing instrument was originally filed except as to persons adversely affected. As to persons adversely affected by the correction, the filing instrument is considered to have been corrected on the date the certificate of correction is filed by the secretary of state.

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 07/28/09

Authorized Agent and Attorney In Fact
Signature and title of authorized person (See instructions.)

Form 403	5

COMPLETE VACUUM AND RENTAL, INC.

AMENDED PLAN OF CONVERSION TO CORPORATION

1.	The respective names of the converting and converted entitles are:

Converting Entity: Complete Vacuum and Rental. LP

Converted Entity: Complete Vacuum and Rental, Inc.

2.	The converted entity is to be a Corporation that will be organized under the laws of Texas.

3.	The farmer partnership infaresis held by Joseph Kent In the converting entity, Complete Vacuum and Rental, LP, will be corrected to properly indicate the Appropriate converted shares in the converted entity, Complete Vacuum and Rental, Inc, as follows:

Name of Partner	Number of Shares in Converted Entity
Joseph Kent	250

4.	Jana Kent, who serves as general partner of the converting entity, Complete Vacuum and Rental, LP, will be designated as manager of the converted entity, Complete Vacuum and Rental, Inc.

5.	This amended plan of conversion is adopted under the authority of the Right to Convert Amendment to the Agreement of Partnership of Complete Vacuum and Rental, LP, and Section 11.6 of sald agreement.

Executed in multiple counterparts, at the office of Complete Vacuum & Rental, L.P. at 1607 NE Loop, Carthage, Texas, by the Shareholders of Complete Vacuum and Rental, Inc., on the date indicated with their respective signatures below.

SHAREHOLDER:

/s/ Steve Kent II STEVE KENT II
Date: 7-19-09
REDEEEMRD FORMER SHAREHOLDER

/s/ Joseph Kent JOSEPH KENT
Date: 7-19-09
SHAREHOLDER:

/s/ Jana Kent JANA KENT

00007275893

TX2009 VER. 1.3 | 05-102 (Rev. 1-08/28) ■ Tcode 13196

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

(To be filed by Corporations or Limited Liability Companies (LLCS))
This report MUST be filed to satisfy franchise tax requirements

10203320 1486

■ Taxpayer number: 32038462894

■ Report year: 2009

You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.

Taxpayer name: COMPLETE VACUUM & RENTAL, INC.

Mailing address: 1607 NE LOOP

City: CARTHAGE | State: TX | ZIP Code: 75633 | Plus 4:

Secretary of State file number or Comptroller file number:

☐ Check box if there are currently no changes or additions to the information displayed in Section A of this report. Then complete Sections B and C.

Entity's principal office: 1607 NE LOOP, CARTHAGE, TX 75633

Principal place of business: 1607 NE LOOP, CARTHAGE, TX 75633

Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

3203846289409

SECTION A. Name, title, and mailing address of each officer, director, or member.

Name	Title	Director	Term expiration (m m d d y y)
		☐ Yes	
Mailing address	City	State	ZIP Code

Name	Title	Director	Term expiration (m m d d y y)
		☐ Yes	
Mailing address	City	State	ZIP Code

Name	Title	Director	Term expiration (m m d d y y)
		☐ Yes	
Mailing address	City	State	ZIP Code

SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
NONE			

SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity.

Name of owning (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage Ownership
NONE			

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent:

Office: | City | State | ZIP Code

☐ Check box if you need forms to change the registered agent or registered office information.

The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ► | Title: PRESIDENT | Date: | Area code and phone number:

Texas Comptroller Official Use Only

VE/DE ○ | PIR IND ●

1032

Form 424		This space reserved for office use.
(Revised 12/09)		FILED
Submit in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		MAR 09 2011
Austin, TX 78711-3697	Certificate of Amendment
512 463-5555		Corporations Section
FAX: 512/463-5709
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

Complete Vacuum and Rental, Inc.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation

☐ Nonprofit Corporation	☐ Professional Limited Liability Company

☐ Cooperative Association	☐ Professional Association

☐ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 801028941

The date of formation of the entity is: September 15, 2008

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

Heckmann Water Resources (CVR), Inc.

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

RECEIVED MAR 09 2011 Secretary of State

Registered Agent

(Complete either A or B, but not both. Also complete C.)

☒ A. The registered agent is an organization (cannot be entity named above) by the name of:

C T Corporation System

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.l.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

350 N. St. Paul Street, Suite 2900	Dallas	TX	75201-4234
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☐ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Form 424	7

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: March 7, 2011

By:	/s/ Damian C. Georgino
Signature of authorized person

Damian C. Georgino, Vice President
Printed or typed name of authorized person (see instructions)

Form 424	8

CONSENT TO USE OF NAME

Heckmann Water Resources Corporation

Heckmann Water Resources Corporation, a corporation organized under the laws of the state of Texas, hereby consents to the formation of Heckmann Water Resources (CVR), Inc., in the state of Texas.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed this 2nd day of March, 2011.

Heckmann Water Resources Corporation

By:	/s/ Damian Georgino
Damian Georgino, Vice President

Form 503		This space reserved for office use.
(Revised 09/09)		FILED
Ruturn in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		APR 07 2011
Austin, TX 78711-3697	Assumed Name Certificate
512 463-5555		Corporations Section
FAX: 512 463-5709
Filing Fee: $25

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: HWR

Entity Information

2. The legal name of the entity filing the assumed name is:

Heckmann Water Resources (CVR), Inc.

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Limited Liability Company

☐ Nonprofit Corporation	☐ Limited Partnership

☐ Professional Corporation	☐ Limited Liability Partnership

☐ Professional Association	☐ Cooperative Association

☐ Other

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 801028941

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The registered office or similar office address of the entity in its jurisdiction of formation is:

350 N. St. Paul Street, Suite 2900

Street Address

Dallas, TX 75201-4234		USA
City	State	Country	Zip or Postal Code

7. The entity’s principal office address in Texas is: (See instructions.)

1607 NE Loop, Carthage		TX	75633
Street Address	City		Zip or Postal Code

8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State

RECEIVED APR 07 2011 Secretary of State

Form 503

4

Period of Duration

☒ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 9b. The period during which the assumed name will be used is                  years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 9c. The assumed name will be used until                                          (not to exceed 10 years).

mm/dd/yyyy

County or Counties in which Assumed Name Used

10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are;

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: March 31, 2011

/s/ Damian C. Georgino
Damian C. Georgino, Vice President & Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

Form 503	5

00009360178 **Filing Number: 801028941**

11109290145

TX2011
VER. 2.0 05-102 (9-09/29)

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

To be filed by Corporations, Limited Liability Companies (LLCS) and Financial Institutions

This report MUST be signed and filed to satisfy franchise tax requirements

■ Tcode 13196

■ Taxpayer number: 32038462894

■ Report year: 2011

You have certain rights *under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.*

Taxpayer name: COMPLETE VACUUM & RENTAL, INC.

Mailing address: 525 PARKS DRIVE

City: FRIERSON | State: LA | ZIP Code: 71037 | Plus 4:

Secretary of State file number or Comptroller file number: 801028941

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office: 525 PARKS DRIVE, FRIERSON, LA 71037

Principal place of business: 525 PARKS DRIVE, FRIERSON, LA 71037

3203846289411

Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

SECTION A Name, title and mailing address of each officer, director or member.

Name	Title	Director	Term expiration (m m d d y y)
STEVEN KENT II	PRESIDENT	☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**
525 PARKS DRIVE	FRIERSON	LA	71037
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
JANA KENT	VICE-PRESIDENT	☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**
525 PARKS DRIVE	FRIERSON	LA	71037
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
		☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**

SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
NONE			

SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this entity or limited liability company.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
NONE			

Registered agent and registered office currently on file. *(See instructions if you need to make changes)*

☐ Check box if you need forms to change the registered agent or registered office information.

Agent:

Office: City | State | ZIP Code

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ► [signature] | Title: PRESIDENT | Date: 4-12-11 | Area code and phone number:

Texas Comptroller Official Use Only

VE/DE ○ | PIR IND ○

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